Share Class & Ticker	Class A HCAFX	Summary Prospectus April 30, 2014 As Amended September 2, 2014

Huntington Conservative Allocation Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://www.huntingtonfunds.com/prospectussummary. You can also get this information at no cost by calling 800-253-0412, by emailing a request to info@huntingtonfunds.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated April 30, 2014, as Amended September 2, 2014.

Fund Summary

Investment Objective	The Fund’s investment objective is to seek high current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your household invest, or agree to invest in the future, at least $50,000 in Huntington Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charges” section at page 134 of this prospectus and in the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%

Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.10%

Distribution (12b-1) Fees	0.25%

Other Expenses (including shareholder services fee)	1.03%

Acquired Fund Fees and Expenses	1.20%

Total Annual Fund Operating Expenses	2.58%

Fee Waivers and/or Expense Reimbursements(1)	(0.68)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.90%

(1)

Huntington Asset Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its investment advisory fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s Class A Shares total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 0.70% of the Fund’s daily net assets through April 30, 2015. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred. Any amounts recaptured by the Advisor may not cause the Fund’s total annual fund operating expenses to exceed the stated expense caps.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for one year in each period. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$659	$1,178	$1,722	$3,203

Not A Deposit * Not Insured By Any Government Agency * Not FDIC Insured * No Bank Guarantee * May Lose Value

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its objective by investing in a combination of underlying Huntington Funds and Huntington Strategy Shares which are also managed by the Advisor, as well as unaffiliated mutual funds and ETFs (the “Underlying Funds”); with an asset allocation target of 20% Equity and 80% Income, which may include up to 15% in Money Market instruments. Utilizing optimization software and both internal and external research, the Advisor analyzes the economy and the capital markets to determine the optimal allocations to the various Underlying Funds. The Equity portion of the Fund’s portfolio is significantly weighted to large-cap domestic equity funds and international equity funds, but also includes weightings to mid-cap equities and small-cap equities. The Advisor allocates the Income portion of the Fund’s portfolio to the Underlying Funds based on the Advisor’s interest rate and fixed income forecasts and its analysis of credit quality, sector emphasis and the duration of the portfolio. The Advisor reviews the allocations to Underlying Funds within the stated targets on an ongoing basis and adjusts them based on the analysis of current research and macroeconomic factors. Note that variations in the Equity and Income asset allocation targets are permitted up to 10% in either direction. Although variations beyond the 10% range are generally not permitted, the Advisor may determine in light of market or economic conditions that the normal percentage limitations should be exceeded as a temporary defensive position to protect an Asset Allocation Fund or to help achieve its goal.

The Underlying Funds as a group hold a wide range of equity type securities. These include (but are not limited to) small-, mid- and large-capitalization stocks; domestic and foreign securities (including emerging market securities); and sector holdings, such as utilities and science and technology stocks. Each of the Underlying Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Underlying Funds focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Underlying Funds collectively hold various types of debt instruments, such as corporate bonds and mortgage-backed, government-issued, domestic and international securities.

For defensive purposes in abnormal market conditions or to meet redemption requests or make anticipated cash payments, the Fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Fund might not achieve its investment goal.

Principal Investment Risks

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The risks of the Fund will directly correspond to the risks of the Underlying Funds in which it invests. These risks will vary depending upon how the assets are allocated among the Underlying Funds. Certain risks associated with investing in the Underlying Funds are described in this section. The primary factors that may reduce the Fund’s net asset value (“NAV”) and returns include:

Advisor’s Potential Conflict Risk. Because the Advisor is primarily responsible for managing both the Fund and certain Underlying Funds, the Advisor is subject to conflicts of interest with respect to how it allocates the Fund’s assets among the Underlying Funds.

Allocation Risk. Because the Fund must allocate its assets among each of three asset classes, the Fund has less flexibility in its investment strategy than other funds which may invest all its assets in a single asset class.

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Class/Sector/Region Focus Risk. If the Fund invests more than 25% of its net assets in a particular asset class, or securities of issuers within a particular market sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Fund.

Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Derivative Contracts and Hybrid Instruments Risk. Derivatives contracts and hybrid instruments involve risks different from, and possibly greater than, traditional investments, including valuation and tax issues, increased potential for losses and/or costs to the Fund, and interest rate, credit, currency, liquidity and leverage risks. For additional information regarding these risks, see the “Investment Risks” section in the Fund’s Statement of Additional Information.

Emerging Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Exchange-Traded Funds Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Extension Risk. When interest rates rise, anticipated prepayments may occur at a slower than expected rate, thus effectively extending the maturity of mortgage-backed securities. Prices of longer-term securities generally fluctuate more widely in response to changes in interest rates than prices of shorter-term securities.

Fee Layering Risk. Because the Fund may invest its assets in underlying mutual funds or ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

Foreign Investment/Currency Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Interest Rate Risk. The value of the Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates decline.

Investment Company Risk. Because the Fund may invest in underlying funds that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may pay higher expenses than a Fund that invests directly in equity or fixed income securities.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities, particularly those with complex or highly variable terms, such as CMOs, entail greater prepayment and liquidity risks than other fixed-income securities. As a result, their prices may be more volatile and their trading market may be more limited than that of other fixed income securities.

Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage -backed securities may not rise as quickly as the prices of other fixed-income securities.

Value Investing Risk. Due to their low valuations, value stocks are typically less volatile than growth stocks. However, value stocks may lag behind growth stocks in an up market.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: Bar Chart for Class A Shares and Average Annual Total Return Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results.

The annual returns in the bar chart which follows are for Class A Shares without reflecting payment of any sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

Updated performance information will be available at www.huntingtonfunds.com, or by calling 800-253-0412.

Risk/Return Bar Chart	Best Quarter Worst Quarter	Q3 2010 Q3 2011	4.08 (2.26	% )%

Average Annual Total Return Table (for the periods ended December 31, 2013)

	1 Year	Since Class Inception*
Conservative Allocation Fund — Class A Shares (with 4.75% sales charge)
Returns before taxes	(2.14)%	3.26%
Returns after taxes on distributions(1)	(3.73)%	1.74%
Returns after taxes on distributions and sales of Shares(1)	(0.36)%	2.61%
Barclays U.S. Aggregate Bond Index (BUSAI) (reflects no deduction for fees, expenses or taxes)(2)	(2.02)%	4.36%
Conservative Allocation Indices Blend (CAIB) (reflects no deduction for fees, expenses or taxes)(3)	4.86%	7.09%

(1)

After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(2)

The BUSAI is composed of securities from the Barclay’s Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index.

(3)

The CAIB is a custom blended index comprised of the following two indices with their noted respective weightings: Barclays U.S. Aggregate Bond Index (80%) and S&P 500 Index (20%). The Barclays U.S. Aggregate Bond Index is comprised of securities from the Barclays Government/Corporate Bond Index, Mortgage Securities Index and the Asset Based Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an Index. The S&P 500 Index is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

*	Since July 31, 2009.

Investment Advisor and Portfolio Manager

The Fund’s investment advisor is Huntington Asset Advisors, Inc. B. Randolph “Randy” Bateman, CFA, Chief Investment Officer of the Advisoris primarily responsible for the day-to-day management of the Fund. Mr. Bateman has served as the Fund’s Portfolio Manager since 2013.

Purchasing and Redeeming Shares

The minimum initial purchase for the Fund’s Class A Shares is $1,000. For Class A Shares, the minimum subsequent investment is $50. For Class A Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

Shares may be purchased or redeemed by calling your investment professional or directly from the Trust at 800-253-0412; by check payable to the Huntington Conservative Allocation Fund and applicable Share class (for example, Huntington Conservative Allocation Fund Class A Shares) (Mail to: The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206-6110); or by Federal funds wire (please call the Trust at 800-253-0412 for wire instructions). You may redeem your Shares on any business day when both the Federal Reserve Bank and New York Stock Exchange are open by telephone at 800-253-0412, or by calling your Investment Professional; or by mail to the Huntington Funds address above. You may receive redemption proceeds by wire (wire transfer fees may apply), by electronic bank transfer or by check. Sales charges may apply to the purchase or redemption of Shares.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an Individual Retirement Account (“IRA”).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

HUNT-SUM-CAL-0414